Exhibit 99.1

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

1401 Highway 62-65 North

Harrison, Arkansas 72601

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 5, 2014

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of First Federal Bancshares of Arkansas, Inc. (“First Federal”) will be held at Three Financial Centre, 900 S. Shackleford Rd., Suite 605, Little Rock, Arkansas 72211, at 10:00 a.m., central time, on March 5, 2014, for the following purposes:

1.     To consider and vote on a proposal to approve the Agreement and Plan of Merger dated July 1, 2013, by and between First Federal and First National Security Company (“FNSC”), as such agreement may be amended from time to time, pursuant to which, among other things, FNSC will be merged with and into First Federal.

2.     To consider and vote on a proposal to amend the articles of incorporation of First Federal to increase the number of authorized shares of First Federal common stock from 30,000,000 to 100,000,000.

3.     To consider and vote on a proposal to amend the articles of incorporation of First Federal to change the name of First Federal to Bear State Financial, Inc.

4.     To consider and vote on a proposal to approve a private placement of 2,531,645 shares of First Federal common stock at a per share price of $7.90 to Bear State Financial Holdings, LLC (“Bear State”), First Federal’s largest shareholder, and to certain members of Bear State individually.

5.     To approve a proposal to grant discretionary authority to the persons named as proxies to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the matters to be voted on at the meeting.

6.     To transact any other business that properly comes before the special meeting of shareholders, or any adjournments or postponements of the special meeting.

First Federal’s board of directors has fixed the close of business on December 31, 2013 as the record date for determining shareholders entitled to receive notice of and to vote at the special meeting. Only registered shareholders of First Federal at the close of business on December 31, 2013 will be entitled to notice of and to vote, in person or by proxy, at the special meeting or any adjournment thereof.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. First Federal has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) to register the shares of First Federal common stock to be issued in the proposed merger with FNSC. The registration statement includes a joint proxy statement/prospectus that, upon effectiveness of the registration statement, will be provided to the shareholders of First Federal and FNSC at no expense to them. INVESTORS AND SHAREHOLDERS OF FIRST FEDERAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MATTERS TO BE VOTED ON AT THE FIRST FEDERAL SPECIAL MEETING, INCLUDING THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by First Federal at First Federal’s website at http://www.ffbh.com, Investor Relations, or by contacting John Adams, by telephone at (870) 741-7641.

Interests of Participants

First Federal and its directors and executive officers may be deemed to be participants in the solicitation of proxies from First Federal’s shareholders in connection with the proposed merger with FNSC and the other items to be voted on at the special meeting. Information regarding First Federal’s directors and executive officers is set forth in First Federal’s proxy statement for its 2013 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which were filed with the SEC on April 26, 2013 and March 8, 2013, respectively. Additional information about First Federal’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and the other items to be voted on at the special meeting is contained in the joint proxy statement/prospectus filed with the SEC.